UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 23, 2010
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 23, 2010, the Board of Directors (the “Board”) of Raymond James Financial, Inc. (the “Company”) approved amendments to the Company’s 2005 Restricted Stock Plan and 2007 Stock Bonus Plan.  Those amendments primarily made changes to those plans to enable the Company to issue restricted stock units that were compliant with Internal Revenue Code Section 409A to employees and independent contractor financial advisors based in the United States. The amendments also addressed the mechanics of dividend equivalent payments on the restricted stock units.  The Company has previously issued restricted stock units only to Canada based employees.  The Board also approved associated forms of restricted stock unit notice and award agreements under those plans.  Third, the Board approved amendments to outstanding restricted stock award agreements to facilitate accelerated partial share vesting and withholding in order to meet plan participants’ tax withholding obligations arising from their attaining retirement eligibility.  Finally, the Board approved an amendment to the Senior Management Incentive Plan to cover restricted stock units and reflect the most current equity allocation formula.  All of those documents are being filed as exhibits to this report and the foregoing summary is qualified by the definitive terms of those documents.

Item 7.01 Regulation FD Disclosure

On November 23, 2010, the Company issued a press release to announce that the Company’s Board declared an increased quarterly dividend on its common shares from $.11 per share to $.13 per share, payable on January 19, 2011 to the shareholders of record on January 3, 2011.

The information furnished in this item, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following are filed as exhibits to this report:

Exhibit No.

10.14.2*	First Amendment to the Raymond James Financial, Inc. Senior Management Incentive Plan, filed herewith.

10.16.1*	Amended and Restated 2007 Raymond James Financial, Inc. Stock Bonus Plan (as amended and restated effective November 23, 2010), filed herewith.

10.16.2*	Form of Notice of Restricted Stock Unit Award and associated Restricted Stock Unit Agreement under Amended and Restated 2007 Raymond James Financial, Inc. Stock Bonus Plan, filed herewith.

10.16.3*	Form of Amendment to Restricted Stock Grant Agreements outstanding under 2007 Raymond James Financial, Inc. Stock Bonus Plan, filed herewith.

10.17.1*	2005 Raymond James Financial, Inc. Restricted Stock Plan (as amended on November 23, 2010), filed herewith.

10.17.2*
Form of Notice of Restricted Stock Unit Award and associated Restricted Stock Unit Agreement (employee/independent contractor) under 2005 Raymond James Financial, Inc. Restricted Stock Plan, as amended, filed herewith.

10.17.3*	Form of Amendment to Restricted Stock Grant Agreements outstanding under 2005 Raymond James Financial, Inc. Restricted Stock Plan, filed herewith.

99.1	Press release dated November 23, 2010 issued by Raymond James Financial, Inc., filed herewith.

*	Indicates a management contract or compensatory plan or arrangement in which a director or named executive officer participates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: November 30, 2010	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance
and Chief Financial Officer